Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of National Property Analysts Master Limited Partnership (“NPAMLP”) on Form 10-K for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward B. Lipkin, President of EBL&S, Inc., the Managing General Partner of NPAMLP certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

National Property Analysts Master Limited Partnership (Registrant)

Date: March 31, 2008

By:	EBL&S, Inc., its managing general partner

By:	/s/ Edward B. Lipkin Name: Edward B. Lipkin
Title: President